UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2016

Cooper Tire & Rubber Company

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2016, Cooper Tire & Rubber Company (the "Company") issued a press release reporting its financial results for the fourth quarter and full year 2015. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On February 23, 2016, the Company posted a summary slide presentation regarding fourth quarter and full year 2015 (the “Slide Presentation”) on its corporate website. A copy of the Slide Presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated February 23, 2016

99.2 Slide Presentation regarding fourth quarter and full year 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

February 23, 2016	By:	/s/Jack Jay McCracken
Name: Jack Jay McCracken
Title: Assistant General Counsel & Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 23, 2016

99.2	Slide presentation regarding fourth quarter and full year 2015